RULE 10F-3 REPORT FORM FOR JPMIM

                              Managers High Yield

                         Record Of Securities Purchased
                             Rule 10f-3 Procedures

 1.      Name of Portfolio: Managers High Yield Fund

 2.      Name of Issuer: El Paso Corporation (EP 8.25% February 15, 2016
         Cusip: 28336LBT)

 3.      Underwriter from whom purchased: Morgan Stanley & Co.

 4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

 5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $8,550,057

 6.      Aggregate principal amount of offering: $497,675,000

 7.      Purchase price (net of fees and expenses): $99.535

 8.      Offering price at close of first day on which any sales were made:
         $99.535

 9.      Date of Purchase: 2/4/09

 10.     Date offering commenced: 2/4/09

 11.     Commission, spread or profit: _______%          $1.00

                                                                       Yes   No
 12.     Have the following conditions been satisfied?                 ---   ---

a.       The securities are:

         part of an issue  registered  under the  Securities  Act of
         1933 which is being offered to the public;                    [X}   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [ ]   [ ]

                                                                       Yes   No
b.       (1) The securities  were purchased  prior to the end of the   ---   ---
         first day on which any sales were made,  at a price that is not more than the price  paid by each  other  purchaser  of securities in that offering or in any  concurrent  offering of the  securities  (except,  in the  case  of an  Eligible
         Foreign  Offering,  for any  rights  to  purchase  that are required by law to be granted to existing  security holders
         of the issuer); OR                                            [X]   [ ]

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The commission, spread or profit was reasonable and fair in relation to that being received by others for  underwriting
         similar securities during the same period?                    [X]   [ ]

e.       The issuer of the securities, except for Eligible Municipal
         Securities,  and its  predecessors have been in continuous
         operation for not less than three years?                      [X]   [ ]

f.       (1) The amount of the securities,  other than those sold in an Eligible Rule144A Offering (see below), purchased by all
         of  the  investment   companies  and  other   discretionary
         accounts  advised by the  Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [ ]   [ ]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The  principal  amount of the  offering of such class
               sold  by  underwriters  or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [X]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve thereof)  was  a  direct  or  indirect  participant  in  or
         beneficiary of the sale; OR                                   [X]   [ ]

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase was not  designated  as a group sale or otherwise allocated to the account of an affiliated
         underwriter?                                                  [ ]   [ ]

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:       Madalina Bal
Title:      Regulatory Reporting Manager
Date:       April 14, 2009

                  RULE 10F-3 REPORT FORM FOR JPMIM

                         Managers High Yield

                   Record Of Securities Purchased
                        Rule 10f-3 Procedures

 1.      Name of Portfolio: Managers High Yield Fund

 2. Name of Issuer: CSC Holdings Inc. (CVC 8.625% February 15, 2019 144a; Cusip 126304AZ)

 3.      Underwriter from whom purchased: BA Securities

 4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

 5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $ 709,210

 6.      Aggregate principal amount of offering: $ 500,730,960

 7.      Purchase price (net of fees and expenses): $ 95.196

 8. Offering price at close of first day on which any sales were made: $95.196

 9.      Date of Purchase: 2/9/09

 10.     Date offering commenced: 2/9/09

 11.     Commission, spread or profit: _______%          $ 2.00

                                                                       Yes   No
 12.     Have the following conditions been satisfied?                 ---   ---

a.       The securities are:

         part of an issue  registered  under the  Securities  Act of
         1933  which is  being  offered  to the  public;               [ ]   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [X]   [ ]

                                                                       Yes   No
     b.  (1) The securities  were purchased  prior to the end of the   ---   ---
         first day on which any sales were made,  at a price that is not more than the price  paid by each  other  purchaser  of securities in that offering or in any  concurrent  offering of the  securities  (except,  in the  case  of an  Eligible
         Foreign  Offering,  for any  rights  to  purchase  that are required by law to be granted to existing  security holders
         of the issuer); OR                                            [X]   [ ]

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The commission, spread or profit was reasonable and fair in relation to that being received by others for  underwriting
         similar securities during the same period?                    [X]   [ ]

e.       The issuer of the securities, except for Eligible Municipal
         Securities,  and its  predecessors  have been in continuous
         operation for not less than three years?                      [X]   [ ]

     c.  (1) The amount of the securities,  other than those sold in an Eligible Rule 144A  Offering  (see below),  purchased by all of the  investment  companies  and other  discretionary accounts  advised by the  Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [ ]   [ ]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The  principal  amount of the  offering of such class
               sold  by  underwriters  or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [X]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve thereof)  was  a  direct  or  indirect  participant  in  or
         beneficiary of the sale; OR                                   [X]   [ ]

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase was not  designated  as a group sale or otherwise allocated to the account of an affiliated
         underwriter?                                                  [ ]   [ ]

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:       Madalina Bal
Title:      Regulatory Reporting Manager
Date:       April 14, 2009

                  RULE 10F-3 REPORT FORM FOR JPMIM

                        Managers High Yield

                   Record Of Securities Purchased
                       Rule 10f-3 Procedures

 1.      Name of Portfolio: Managers High Yield Fund

 2. Name of Issuer: Denbury Resources Inc. (DNR 9.75% March 1, 2016; Cusip 247916AB)

 3.      Underwriter from whom purchased: BA Securities

 4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

 5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $1,691,108

 6.      Aggregate principal amount of offering: $389,827,200

 7.      Purchase price (net of fees and expenses): $ 92.816

 8.      Offering price at close of first day on which any sales were made:
         $ 92.816

 9.      Date of Purchase: 2/10/09

 10.     Date offering commenced: 2/10/09

 11.     Commission, spread or profit: _______%          $ 2.00

                                                                       Yes   No
 12.     Have the following conditions been satisfied?                 ---   ---

a.       The securities  are:

         part of an issue  registered  under the  Securities  Act of
         1933 which is being offered to the public;                    [ ]   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [X]   [ ]

                                                                       Yes   No
c.       (1) The securities  were purchased  prior to the end of the   ---   ---
         first day on which any sales were made,  at a price that is not more than the price  paid by each  other  purchaser  of securities in that offering or in any  concurrent  offering of the  securities  (except,  in the  case  of an  Eligible
         Foreign  Offering,  for any  rights  to  purchase  that are required by law to be granted to existing  security holders
         of the issuer); OR                                            [X]   [ ]

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The commission, spread or profit was reasonable and fair in relation to that being received by others for  underwriting
         similar securities during the same period?                    [X]   [ ]

e.       The issuer of the securities, except for Eligible Municipal
         Securities,  and its  predecessors  have been in continuous
         operation for not less than three years?                      [X]   [ ]

     d.  (1) The amount of the securities,  other than those sold in an Eligible Rule 144A  Offering  (see below),  purchased by all of the  investment  companies  and other  discretionary accounts  advised by the  Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [ ]   [ ]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The  principal  amount of the  offering of such class
               sold  by  underwriters  or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [X]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve thereof)  was  a  direct  or  indirect  participant  in  or
         beneficiary of the sale; OR                                   [X]   [ ]

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase was not  designated  as a group sale or otherwise allocated to the account of an affiliated
         underwriter?                                                  [ ]   [ ]

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:       Madalina Bal
Title:      Regulatory Reporting Manager
Date:       April 14, 2009

                        RULE 10F-3 REPORT FORM FOR JPMIM

                              Managers High Yield

                         Record Of Securities Purchased
                             Rule 10f-3 Procedures

1.       Name of Portfolio: Managers High Yield Fund

2.       Name of Issuer:  HCA Inc.  (HCA 9.875%  February  15, 2017 144A;  Cusip
         404119BB)

3.       Underwriter from whom purchased: BA Securities

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $1,454,929

6.       Aggregate principal amount of offering: $299,686,300

7.       Purchase price (net of fees and expenses): $96.673

8. Offering price at close of first day on which any sales were made: $96.673

9.       Date of Purchase: 2/11/09

10.      Date offering commenced: 2/11/09

11.      Commission, spread or profit: _______%          $ 2.125

                                                                       Yes   No
12.      Have the following conditions been satisfied?                 ---   ---

a.       The securities are:

         part of an issue registered under the Securities Act of
         1933 which is being offered to the public;                    [ ]   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [X]   [ ]

                                                                       Yes   No
d.       (1) The securities  were purchased  prior to the end of the   ---   ---
         first day on which any sales were made,  at a price that is not more than the price  paid by each  other  purchaser  of securities in that offering or in any  concurrent  offering of the  securities  (except,  in the  case  of an  Eligible
         Foreign  Offering,  for any  rights  to  purchase  that are required by law to be granted to existing  security holders
         of the issuer); OR                                           [X]   [ ]

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The  commission,  spread or profit was reasonable and fair
         in  relation   to  that  being   received  by  others  for
         underwriting similar securities during the same period?       [X]   [ ]

e.       The  issuer  of  the   securities,   except  for  Eligible
         Municipal  Securities,  and its predecessors  have been in
         continuous operation for not less than three years?           [ ]   [ ]

      e. (1) The amount of the securities,  other than those sold in an Eligible Rule 144A  Offering  (see below),  purchased by all of  the  investment companies and  other  discretionary accounts  advised by the  Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [ ]   [ ]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The  principal  amount of the  offering of such class
               sold  by  underwriters  or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [X]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve
         thereof)  was  a  direct  or  indirect  participant  in  or   [X]   [ ]
         beneficiary of the sale; OR

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase was not  designated  as a group
         sale or otherwise allocated to the account of an affiliated   [ ]   [ ]
         underwriter?

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:    Madalina Bal
Title:   Regulatory Reporting Manager
Date:    April 14, 2009

                        RULE 10F-3 REPORT FORM FOR JPMIM

                               Managers High Yield

                         Record Of Securities Purchased
                              Rule 10f-3 Procedures

1.       Name of Portfolio: Managers High Yield Fund

2. Name of Issuer: Forest Oil Corporation (FST 8.50% February 15, 2014 144A; Cusip 346091BC)

3.       Underwriter from whom purchased: BA Securities

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $1,384,433

6.       Aggregate principal amount of offering: $570,900,000

7.       Purchase price (net of fees and expenses): $95.150

8.       Offering price at close of first day on which any sales were made:
         $95.150

9.       Date of Purchase: 2/11/09

10.      Date offering commenced: 2/11/09

11.      Commission, spread or profit: _______%          $ 1.950

                                                                       Yes   No
12.      Have the following conditions been satisfied?                 ---   ---

a.       The securities are:

         part of an issue  registered  under the  Securities  Act of
         1933 which is being offered to the public;                    [ ]   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [x]   [ ]

                                                                       Yes   No
e.       (1) The securities  were purchased  prior to the end of the   ---   ---
         first day on which any sales were made,  at a price that is not more than the price  paid by each  other  purchaser  of securities in that offering or in any  concurrent  offering of the  securities  (except,  in the  case  of an  Eligible
         Foreign  Offering,  for any  rights  to  purchase  that are required by law to be granted to existing  security holders
         of the issuer); OR                                            [X]   [ ]

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The commission, spread or profit was reasonable and fair in relation to that being received by others for  underwriting similar securities during the same period?
                                                                       [X]   [ ]

e.       The issuer of the securities, except for Eligible Municipal
         Securities,  and its  predecessors  have been in continuous
         operation for not less than three years?                      [X]   [ ]

     f.  (1) The amount of the securities,  other than those sold in an Eligible Rule 144A  Offering  (see below),  purchased by all of the  investment  companies  and other  discretionary accounts  advised by the  Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [X]   [ ]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The  principal  amount of the  offering of such class
               sold  by  underwriters  or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [ ]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve thereof)  was  a  direct  or  indirect  participant  in  or
         beneficiary of the sale; OR                                   [X]   [ ]

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase was not  designated  as a group
         sale or otherwise allocated to the account of an affiliated   [ ]   [ ]
         underwriter?

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:            Madalina Bal
Title:           Regulatory Reporting Manager
Date:            April 14, 2009

                        RULE 10F-3 REPORT FORM FOR JPMIM

                               Managers High Yield

                         Record Of Securities Purchased
                              Rule 10f-3 Procedures

1.       Name of Portfolio: Managers High Yield Fund

2. Name of Issuer: Anixter International, Inc. (AXE, 10.0% 3/15/2014; Cusip 035287AC)

3.       Underwriter from whom purchased: BancAmerica Securities

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $4,631,250

6.       Aggregate principal amount of offering: $185,250,000

7.       Purchase price (net of fees and expenses): $92.625

8.       Offering price at close of first day on which any sales were made: $
         92.625

9.       Date of Purchase: 3/6/09

10.      Date offering commenced: 3/6/09

11.      Commission, spread or profit: _______%          $ 2.00

                                                                       Yes   No
12.      Have the following conditions been satisfied?                 ---   ---

a.       The securities are:

         part of an issue  registered  under the  Securities  Act of
         1933 which is being offered to the public;                    [x]   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [ ]   [ ]

                                                                       Yes   No
f.       (1) The securities  were purchased  prior to the end of the   ---   ---
         first day on which any sales were made,  at a price that is not more than the price  paid by each  other  purchaser  of securities in that offering or in any  concurrent  offering of the  securities  (except,  in the  case  of an  Eligible
         Foreign  Offering,  for any  rights  to  purchase  that are required by law to be granted to existing  security holders
         of the issuer); OR                                            [X]   [ ]

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The commission, spread or profit was reasonable and fair in relation to that being received by others for  underwriting
         similar securities during the same period?                    [X]   [ ]

e.       The issuer of the securities, except for Eligible Municipal
         Securities,  and its  predecessors  have been in continuous
         operation for not less than three years?                      [X]   [ ]

     g.  (1) The amount of the securities,  other than those sold in an Eligible Rule 144A  Offering  (see below),  purchased by all of the  investment  companies  and other  discretionary accounts  advised by the  Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [ ]   [ ]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The principal  amount of  the offering of such  class
               sold  by  underwriters  or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [X]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve thereof)  was  a  direct  or  indirect  participant  in  or
         beneficiary of the sale; OR                                   [X]   [ ]

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase was not  designated  as a group sale or otherwise allocated to the account of an affiliated
         underwriter?                                                  [ ]   [ ]

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:       Madalina Bal
Title:      Regulatory Reporting Manager
Date:       April 14, 2009

                        RULE 10F-3 REPORT FORM FOR JPMIM

                              Managers High Yield

                         Record Of Securities Purchased
                             Rule 10f-3 Procedures

1.       Name of Portfolio: Managers High Yield Fund

2.       Name of Issuer: Time Warner Cable Inc. (TWC 8.25% 4/1/2019; Cusip
         88732JAS)

3.       Underwriter from whom purchased: Citigroup Global Markets

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $8,643,276

6.       Aggregate principal amount of offering: $1,986,960,000

7.       Purchase price (net of fees and expenses): $99.348

8.       Offering price at close of first day on which any sales were made:
         $99.348

9.       Date of Purchase: 3/23/09

10.      Date offering commenced: 3/23/09

11.      Commission, spread or profit: _______%          $ 0.45

                                                                       Yes   No
12.      Have the following conditions been satisfied?                 ---   ---

a.       The securities are:

         part of an issue registered under the Securities Act of
         1933 which is being offered to the public;                    [X]   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [ ]   [ ]

                                                                       Yes   No
g.       (1) The securities  were purchased  prior to the end of the   ---   ---
         first day on which any sales were made,  at a price that is not more than the price  paid by each  other  purchaser  of securities in that offering or in any  concurrent  offering of the  securities  (except,  in the  case  of an  Eligible
         Foreign  Offering,  for any  rights  to  purchase  that are required by law to be granted to existing  security holders
         of the issuer); OR                                            [X]   [ ]

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The commission, spread or profit was reasonable and fair in relation to that being received  by others for underwriting
         similar securities during the same period?                    [X]   [ ]

e.       The issuer of the securities, except for Eligible Municipal
         Securities, and  its predecessors have  been  in continuous
         operation for not less than three years?                      [X]   [ ]

     h.  (1) The amount of the securities,  other than those sold in an Eligible Rule 144A  Offering  (see below),  purchased by all of the  investment  companies  and other  discretionary accounts  advised by the  Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [X]   [ ]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The  principal  amount of the  offering of such class
               sold  by  underwriters  or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [ ]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve
         thereof)  was  a  direct  or  indirect  participant  in  or   [X]   [ ]
         beneficiary of the sale; OR

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase was not  designated  as a group
         sale or otherwise allocated to the account of an affiliated   [ ]   [ ]
         underwriter?

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:       Madalina Bal
Title:      Regulatory Reporting Manager
Date:       April 14, 2009

                        RULE 10F-3 REPORT FORM FOR JPMIM

                               Managers High Yield

                         Record Of Securities Purchased
                              Rule 10f-3 Procedures

1.       Name of Portfolio: Managers High Yield Fund

2.       Name of Issuer: Newell Rubbermaid, Inc. (NWL 10.6% 4/15/2019; Cusip
         651229AJ5)

3.       Underwriter from whom purchased: BA Securities

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $2,425,161

6.       Aggregate principal amount of offering: $292,776,000

7.       Purchase price (net of fees and expenses): $97.592

8.       Offering price at close of first day on which any sales were made:
         $97.592

9.       Date of Purchase: 3/26/09

10.      Date offering commenced: 3/26/09

11.      Commission, spread or profit: _______%          $ 0.65

                                                                       Yes   No
12.      Have the following conditions been satisfied?                 ---   ---

a.       The securities are:

         part of an issue  registered  under the  Securities  Act of
         1933 which is being offered to the public;                    [X]   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [ ]   [ ]

                                                                       Yes   No
h.       (1) The securities  were purchased  prior to the end of the   ---   ---
         first day on which any sales were made,  at a price that is not more than the price  paid by each  other  purchaser  of securities in that offering or in any  concurrent  offering of the  securities  (except,  in the  case  of an  Eligible
         Foreign  Offering,  for any  rights  to  purchase  that are required by law to be granted to existing  security holders
         of the issuer); OR                                            [X]   [ ]

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The commission, spread or profit was reasonable and fair in relation to that  being received by others for underwriting
         similar securities during the same period?                    [X]   [ ]

e.       The issuer of the securities, except for Eligible Municipal
         Securities, and  its predecessors have  been  in continuous
         operation for not less than three years?                      [X]   [ ]

     i.  (1) The amount of the securities,  other than those sold in an Eligible Rule 144A Offering (see below),purchased by all
         of  the  investment   companies  and  other   discretionary
         accounts  advised by the  Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [ ]   [ ]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The  principal  amount of the  offering of such class
               sold  by  underwriters  or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [X]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve
         thereof)  was  a  direct  or  indirect  participant  in  or   [X]   [ ]
         beneficiary of the sale; OR

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase was not  designated  as a group
         sale or otherwise allocated to the account of an affiliated   [ ]   [ ]
         underwriter?

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:       Madalina Bal
Title:      Regulatory Reporting Manager
Date:       April 14, 2009

                        RULE 10F-3 REPORT FORM FOR JPMIM

                               Managers High Yield

                         Record Of Securities Purchased
                              Rule 10f-3 Procedures

1.       Name of Portfolio: Managers High Yield Fund

2.       Name of Issuer: AES Corporation (AES 9.75% 4/15/2016 144A; Cusip
         00130HBP

3.       Underwriter from whom purchased: BancAmerica Securities

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $13,156,780

6.       Aggregate principal amount of offering: $502,776,950

7.       Purchase price (net of fees and expenses): $93.977

8.       Offering price at close of first day on which any sales were made:
         $_93.977

9.       Date of Purchase: 3/30/09

10.      Date offering commenced: 3/30/09

11.      Commission, spread or profit: _______%          $ 2.00

                                                                       Yes   No
12.      Have the following conditions been satisfied?                 ---   ---

a.       The securities are:

         part of an issue  registered  under  the Securities Act of
         1933 which is being offered to the public;                    [ ]   [ ]

         Eligible Municipal Securities;                                [ ]   [ ]

         sold in an Eligible Foreign Offering; OR                      [ ]   [ ]

         sold in an Eligible Rule 144A Offering?                       [x]   [ ]

                                                                       Yes   No
i.       (1) The securities  were purchased  prior to the end of the   ---   ---
         first day on which any sales were made,  at a price that is not more than the price  paid by each  other  purchaser  of securities in that offering or in any  concurrent  offering of the  securities  (except,  in the  case  of an  Eligible
         Foreign  Offering,  for any  rights  to  purchase  that are required by law to be granted to existing  security holders
         of the issuer); OR                                            [X]   [ ]

         (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day  preceding the day on
         which the rights offering terminates?                         [ ]   [ ]

c.       The underwriting was a firm commitment underwriting?          [X]   [ ]

d.       The commission, spread or profit was reasonable and fair in relation to that being received by others  for underwriting
         similar securities during the same period?                    [X]   [ ]

e.       The issuer of the securities, except for Eligible Municipal
         Securities, and  its  predecessors have  been in continuous
         operation for not less than three years?                      [X]   [ ]

     j.  (1) The amount of the securities, other than those sold in an  Eligible  Rule 144A  Offering (see below), purchased by all  of  the  investment companies  and other discretionary accounts advised  by  the Adviser did not exceed 25% of the
         principal amount of the offering; OR                          [ ]   [ ]

         (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

         (i)   The  principal  amount of the  offering of such class
               sold  by  underwriters  or  members  of  the  selling
               syndicate  to  qualified   institutional  buyers,  as
               defined in Rule 144A(a)(1), plus                        [X]   [ ]

         (ii) The principal amount of the offering of such class in any concurrent public offering?

g.       (1) No affiliated  underwriter of the Purchasing  Portfolio
         (or,  in the case of a  Multi-Adviser  Portfolio,  a Sleeve
         thereof)  was  a  direct  or  indirect  participant  in  or   [X]   [ ]
         beneficiary of the sale; OR

         (2) With  respect to the  purchase  of  Eligible  Municipal
         Securities,  such  purchase was not  designated  as a group
         sale or otherwise allocated to the account of an affiliated   [ ]   [ ]
         underwriter?

h.       Information   has  or  will  be  timely   supplied  to  the
         appropriate officers of the Trust for inclusion on SEC Form
         N-SAR and quarterly reports to the Trustees?                  [X]   [ ]

I have submitted these answers and completed this form based on all available information.

Name:       Madalina Bal
Title:      Regulatory Reporting Manager
Date:       April 14, 2009